Exhibit 99.1

                              Administrative Report
                                       for
            Hartford Life Global Funding Trust 2005-084 (the "Trust")


                          Payment Date August 15, 2005
                             CUSIP Number 41659FED2


(i) the amount received by the Indenture Trustee from Hartford Life Insurance Company ("Hartford Life") as of the payment date in respect of the principal, interest and premium, if any, on Funding Agreement No. 405084 (the "Funding Agreement") issued by Hartford Life Insurance Company ("Hartford Life").

                            ------------- ---------------------

                            Interest:     $ 5,312.63
                            ------------- ---------------------

                            Principal:    $ 0.00
                            ------------- ---------------------

(ii) the amount of payment on such Payment Date to holders allocable to principal and interest on the notes of the Trust.

                            ------------- ---------------------

                            Interest:     $ 5,312.63
                            ------------- ---------------------

                            Principal:    $ 0.00
                            ------------- ---------------------

(iii) the aggregate stated principal amount of the Funding Agreement, the current interest rate or rates thereon at the close of business on such Payment Date, and the current rating assigned to the Funding Agreement.


                -----------------------------  -----------------------------

                Aggregate Principal Amount:    $ 1,371,015.00
                -----------------------------  -----------------------------

                Interest Rate:                 4.50%
                -----------------------------  -----------------------------

                      Ratings:
                              Moody's Investor Services: Aa3
                              Standard & Poors' Rating Service: AA-
                              A.M. Best Rating Service: aa-
                              Fitch Rating Service: AA

(iv) the aggregate principal balance of the notes of the Trust at the close of business on such Payment Date and the current rating assigned to such notes.

                      Aggregate Principal Amount: $1,371,000.00
                      Ratings:
                              Moody's Investor Services: Aa3
                              Standard & Poors' Rating Service: AA-
                              A.M. BestRating Service: aa-
                              Fitch Rating Service: AA

AMACAR Pacific Corp., as administrator of Hartford Life Global Funding Trust 2005-084

By:   /s/ Douglas K. Johnson

Name:  Douglas K. Johnson
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Title: President
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